Exhibit 10.1
AMENDMENT AND LIMITED CONSENT AGREEMENT

This AMENDMENT AND LIMITED CONSENT AGREEMENT (this “Agreement”), dated as of April 27, 2009, is entered into by and among PG&E CORPORATION, a California corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the below-described Credit Agreement (the “Lenders”), each of the Issuing Lenders (as defined in the below-described Credit Agreement), and BNP PARIBAS, as administrative agent (the “Administrative Agent”), with respect to the following:

A.         The Borrower, the Lenders, the Issuing Lenders and the Administrative Agent have previously entered into that certain Amended and Restated Credit Agreement, dated as of February 26, 2007 (the “Credit Agreement”).  Capitalized terms are used in this Agreement as defined in the Credit Agreement, unless otherwise defined herein.

B.         Lehman Brothers Bank, FSB (“Lehman”) has requested that the Borrower, the Lenders, the Issuing Lenders and the Administrative Agent consent and agree to the termination of Lehman Bank’s Commitment (it being understood that the termination of Lehman Bank’s Commitment shall not result in an increase in the amount of any Lender’s Commitment).

C.         The Borrower, the Lenders, the Issuing Lenders and the Administrative Agent are willing to grant such request and to amend the Credit Agreement in certain respects on the terms and subject to the conditions set forth in this Agreement.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.         Effectiveness.  The effectiveness of the provisions of Section 2, Section 3, Section 5 and Section 6 of this Agreement is subject to the satisfaction of the condition precedent described in Section 4 of this Agreement.

2.         Consent and Agreement.  On the terms and subject to the conditions of this Agreement, and notwithstanding anything to the contrary in the Credit Agreement (including Section 2.14 thereof), the Borrower, each Lender, each Issuing Lender and the Administrative Agent hereby consent and agree to the termination of Lehman Bank’s Commitment.

3.         Amendments to Credit Agreement.  On the terms and subject to the conditions of this Agreement, effective as of the Effective Date, Section 1.1 of the Credit Agreement is hereby amended to restate the definition of “L/C Commitment” to read in its entirety as follows:

“L/C Commitment”:  $87,235,282.08.

4.         Condition Precedent to the Effectiveness of this Agreement.  This Agreement shall become effective upon the Administrative Agent’s receipt of counterparts of this Agreement executed by the Borrower, the Lenders, the Issuing Lenders and the Administrative Agent (the first date on which the foregoing condition has been satisfied being

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referred to herein as the “Effective Date”).  The Administrative Agent shall promptly notify in writing the Borrower, the Lenders and the Issuing Lenders upon the satisfaction of the condition precedent to the Effective Date.

5.         Effect of this Agreement.  Upon the occurrence of the Effective Date:

(a)           Lehman Bank’s Commitment shall terminate (thereby terminating Lehman Bank’s risk participations in all Letters of Credit issued on or prior to the Effective Date (each, an “Issued Letter of Credit”)), and each Lender’s Percentage after giving effect to the termination of Lehman Bank’s Commitment shall be as set forth on Schedule 1 to this Agreement (with respect to each Lender, such Percentage after giving effect to the termination of Lehman Bank’s Commitment being referred to herein as such Lender’s “Post-Consent Percentage”);

(b)           the amount of each L/C Participant’s risk participation interest in each Issued Letter of Credit shall be automatically adjusted to equal such L/C Participant’s Post-Consent Percentage thereof; and

(c)           Lehman Bank shall have no further rights or obligations under the Credit Agreement, other than those rights and obligations which, by their terms, survive the termination of any of the Commitments and/or the repayment in full of the Obligations.

For the avoidance of doubt, nothing contained in this Agreement shall have the effect of increasing the amount of any Lender’s Commitment.

6.         Payment of Fees to Lehman Bank. This Agreement shall in no way be deemed to waive, alter or otherwise modify the pro rata sharing provisions of Section 2.14 of the Credit Agreement with respect to the fees payable to Lehman Bank under Section 2.6(a), Section 2.6(b) or Section 3.3 of the Credit Agreement. In that regard, any fees under Section 2.6(a), Section 2.6(b) or Section 3.3 of the Credit Agreement owing to Lehman Bank with respect to its Commitment through the Effective Date shall be paid on the next date on which such fees and other amounts are paid to the other Lenders pursuant to the Credit Agreement. Thereafter, the Borrower shall not be required to pay for the account of Lehman Bank, and Lehman Bank shall not be entitled to receive, any fees under Section 2.6(a), Section 2.6(b) or Section 3.3 of the Credit Agreement.

7.         Representations and Warranties.  In order to induce the Issuing Lenders, the Lenders and the Administrative Agent to enter into this Agreement, the Borrower represents and warrants to each Lender, each Issuing Lender and the Administrative Agent that, as of the date hereof, (a) no Event of Default has occurred and is continuing or, after giving effect to the consent set forth in Section 2, would result from the effectiveness of this Agreement; and (b) the representations and warranties of the Borrower contained in Section 4 of the Credit Agreement are true and correct in all material respects as of the Effective Date with the same effect as though such representations and warranties had been made on and as of the Effective Date (except for such representations and warranties made as of a specified date, which shall be true and correct in all material respects as of such specified date).

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8.           Miscellaneous.

  (a)           Reference to and Effect on the Credit Agreement and the other Loan Documents.

(i)             Except as specifically modified by this Agreement, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed by the Borrower in all respects.

(ii)             The execution and delivery of this Agreement shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Lenders, the Issuing Lenders or the Administrative Agent under, the Credit Agreement or any of the other Loan Documents.

(iii)             Upon the occurrence of the Effective Date, this Agreement shall be construed as one with the Credit Agreement, and the Credit Agreement shall, where the context requires, be read and construed throughout so as to incorporate this Agreement.

(iv)             If there is any conflict between the terms and provisions of this Agreement and the terms and provisions of the Credit Agreement or any other Loan Document, the terms and provisions of this Agreement shall govern.

(b)           Headings.  Section and subsection headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

(c)           Counterparts.  This Agreement may be executed by one or more of the parties to this Agreement in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.  A set of the copies of this Agreement signed by all parties shall be lodged with the Borrower and the Administrative Agent.

(d)GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

9.Loan Documents.  This Agreement is a Loan Document as defined in the Credit Agreement, and the provisions of the Credit Agreement generally applicable to Loan Documents are applicable hereto and incorporated herein by this reference.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

PG&E CORPORATION

By:	NICHOLAS BIJUR
Name:	NICHOLAS BIJUR
Title:	Assistant Treasurer

-Signature Page-
Amendment and Limited Consent Agreement
PG&E Corporation

BNP PARIBAS, as Administrative Agent, Issuing Lender and as a Lender

By:	FRANCES J. DELANEY
Name:	FRANCES J. DELANEY
Title:	Managing Director

By:	MANOJ KHATRI
Name:	MANOJ KHATRI
Title:	Director

-Signature Page-
Amendment and Limited Consent Agreement
PG&E Corporation

JPMORGAN CHASE BANK, N.A., as a Lender

By:	JUAN JAVELLANA
Name:	JUAN JAVELLANA
Title:	Vice President

-Signature Page-
Amendment and Limited Consent Agreement
PG&E Corporation

DEUTSCHE BANK AG, New York Branch, as a Lender

By:	MARCUS TARKINGTON
Name:	MARCUS TARKINGTON
Title:	Director

By:	RAINER MEIER
Name:	RAINER MEIER
Title:	Director

-Signature Page-
Amendment and Limited Consent Agreement
PG&E Corporation

CITICORP NORTH AMERICA, INC., as a Lender

By:	NIETZSCHE RODRICKS
Name:	NIETZSCHE RODRICKS
Title:	Vice President

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Amendment and Limited Consent Agreement
PG&E Corporation

BARCLAYS BANK Plc, as a Lender

By:	DAVID BARTON
Name:	DAVID BARTON
Title:	Director

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Amendment and Limited Consent Agreement
PG&E Corporation

BANK OF AMERICA, N.A., as a Lender

By:	PATRICK MARTIN
Name:	PATRICK MARTIN
Title:	Vice President

-Signature Page-
Amendment and Limited Consent Agreement
PG&E Corporation

UBS LOAN FINANCE LLC, as a Lender

By:	MARIE HADDAD
Name:	MARIE HADDAD
Title:	Associate Director

By:	MARY E. EVANS
Name:	MARY E. EVANS
Title:	Associate Director

-Signature Page-
Amendment and Limited Consent Agreement
PG&E Corporation

THE BANK OF NEW YORK MELLON, as a Lender

By:	MARK W. ROGERS
Name:	MARK W. ROGERS
Title:	Vice President

-Signature Page-
Amendment and Limited Consent Agreement
PG&E Corporation

WILLIAM STREET COMMITMENT CORPORATION (Recourse only to the assets of William Street Commitment Corporation), as a Lender

By:	MARK WALTON
Name:	MARK WALTON
Title:	Assistant Vice President

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Amendment and Limited Consent Agreement
PG&E Corporation

UNION BANK OF CALIFORNIA, N.A., as a Lender

By:	DENNIS G. BLANK
Name:	DENNIS G. BLANK
Title:	Vice President

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Amendment and Limited Consent Agreement
PG&E Corporation

ABN AMRO BANK N.V., as a Lender

By:	R. SCOTT DONALDSON
Name:	R. SCOTT DONALDSON
Title:	Director

By:	TODD VAUBEL
Name:	TODD VAUBEL
Title:	Vice President

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-Signature Page-
Amendment and Limited Consent Agreement
PG&E Corporation

MORGAN STANLEY BANK, as a Lender

By:	MELISSA JAMES
Name:	MELISSA JAMES
Title:	Authorized Signatory

-Signature Page-
Amendment and Limited Consent Agreement
PG&E Corporation

MIZUHO CORPORATE BANK, LTD., as a Lender

By:	RAYMOND VENTURA
Name:	RAYMOND VENTURA
Title:	Deputy General Manager

-Signature Page-
Amendment and Limited Consent Agreement
PG&E Corporation

LEHMAN BROTHERS BANK, FSB, as a Lender

By:	THEODORE JANULIS
Name:	THEODORE JANULIS
Title:	Chairman

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Amendment and Limited Consent Agreement
PG&E Corporation

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	RAYMOND J. PALMER
Name:	RAYMOND J. PALMER
Title:	Senior Vice President

-Signature Page-
Amendment and Limited Consent Agreement
PG&E Corporation

Schedule 1 to Amendment and Limited Consent Agreement

Post-Consent Percentages

JPMorgan Chase Bank, N.A.	11.36245778%
Citicorp North America, Inc.	11.36245778%
BNP Paribas	9.139902688%
Deutsche Bank AG, NY Branch	9.139902688%
Barclays Bank PLC	9.139902688%
Bank of America, N.A.	9.139902688%
The Bank of New York, Mellon	6.817474665%
UBS Loan Finance LLC	6.817474665%
ABN AMRO Bank N.V.	5.113105999%
Morgan Stanley Bank	5.113105999%
Union Bank of California, N.A.	5.113105999%
Williams Street Commitment Corporation	5.113105999%
Mizuho Corporate Bank, Ltd.	4.734357404%
US Bank National Association	1.893742964%

TOTAL	100.000000000%